UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

CBRE ACQUISITION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange

Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange

Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Acquisition Holdings, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2020, the Registration Statement on Form S-1 (File No. 333- 249958) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of CBRE Acquisition Holdings, Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 15, 2020 the Company consummated its IPO of 40,250,000 SAILSM (Stakeholder Aligned Initial Listing) securities (the “SAILSM securities”), including the issuance of 5,250,000 SAILSM securities as a result of the underwriter’s exercise of its over-allotment option. Each SAILSM security consists of one share of Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and one-fourth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.00 per share. The SAILSM securities were sold at an offering price of $10.00 per SAILSM security, generating gross proceeds of $402,500,000. In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated December 10, 2020, between the Company and Morgan Stanley & Co. LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Warrant Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants and certain adjustment features of the terms of exercise;

•

a Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and CBRE Acquisition Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase an aggregate of 7,366,667 private placement warrants (the “Private Placement Warrants”), each whole Private Placement Warrant entitling the holder thereof to purchase one share of Class A Common Stock at $11.00 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), at a price of $1.50 per Private Placement Warrant;

•

an Investment Management Trust Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Stockholder Rights Agreement, dated December 10, 2020, between the Company, the Sponsor and certain directors and officers of the Company and their nominees (the “Holders”), which provides for customary demand and piggy-back registration rights for the Sponsor and the Holders, as well as certain transfer restrictions applicable to the Sponsor and the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated December 10, 2020, among the Company, the Sponsor and each officer and director of the Company and their nominees (the “Insiders”), pursuant to which the Sponsor and the Insiders have agreed to vote any shares of Class A Common Stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months (or 27 months if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the consummation of its IPO but has not completed its initial business combination within such 24-month period); to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and

•

an Administrative Services Agreement, dated December 10, 2020, between the Company and CBRE, Inc., an affiliate of the Sponsor, pursuant to which the CBRE. Inc. has agreed to make available office space, administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the consummation of the IPO and the issuance and sale of the SAILSM securities, the Company consummated the private placement of 7,366,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of approximately $11,050,000.

The Private Placement Warrants purchased by the Sponsor are substantially similar to the Public Warrants, except that if held by the Sponsor, certain directors or officers of the Company or their permitted transferees (i) they will not be redeemable by the Company (except in certain circumstances when the Public Warrants are called for redemption and the $10.00 per share Class A Common Stock threshold described in the Registration Statement is met); (ii) they will not be transferable, assignable or salable until 30 days after the completion of the Company’s initial business combination (except, among other limited exceptions, as described in the Registration Statement, to the Company’s officers and directors and other persons or entities affiliated with the Sponsor); (iii) they may be exercised by the holders on a cashless basis; and (iv) the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are entitled to certain registration rights.

If the Private Placement Warrants are held by holders other than the Sponsor, certain directors or officers of the Company or permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Purchase Agreement and the Warrant Agreement and the Private Placement Warrants are governed by the Warrant Agreement.

Item 5.03	Amendments to Memorandum and Articles of Association.

On November 30, 2020 and in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”). The A&R Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

In addition, on November 30, 2020 and in connection with the IPO, the Company adopted the Amended and Restated Bylaws (the “A&R Bylaws”).

The terms of the A&R Certificate of Incorporation and A&R Bylaws are set forth in the Registration Statement and are incorporated herein by reference. Copies of the A&R Certificate of Incorporation and A&R Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits

1.1	Underwriting Agreement between the Company and Morgan Stanley Co. LLC.

3.1	Second Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement between the Company and certain security holders

10.4	Letter Agreement among the Company and certain security holders

10.5	Administrative Services Agreement between the Company and CBRE, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2020	CBRE ACQUISITION HOLDINGS, INC.

	By:	/s/ WILLIAM F. CONCANNON
Name: William F. Concannon
Title: Chief Executive Officer